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                                                                EXHIBIT 10.5 (d)

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

         THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made and entered into as of the 8th day of May, 2000, by and among INTERLAND, INC., a Georgia corporation (the "Company"), CREST COMMUNICATIONS PARTNERS, L.P., a Delaware limited partnership, CREST ENTREPRENEURS FUND, L.P., a Delaware limited partnership (collectively "Crest"), BOULDER VENTURES III, L.P., a Delaware limited partnership ("Boulder"), MICROSOFT CORPORATION, a Washington corporation ("Microsoft"), NETWORK SOLUTIONS, INC., a Delaware corporation ("NetSol"), BELL ATLANTIC INVESTMENTS, INC., a Delaware corporation ("BAI"), and the other investors set forth on the signature page hereto (the "Other Investors"), to amend the terms of that certain Registration Rights Agreement by and among the Company, Crest, Boulder and the Other Investors dated as of December 2, 1999, as amended on December 23, 1999 and on March 15, 2000 (the "Agreement").

         WHEREAS, the Agreement was entered into in connection with Crest's and Boulder's acquisition of an aggregate of 9,174,313 shares of the Company's Series A Convertible Participating Preferred Stock, no par value per share (the "Series A Stock") and amended on December 23, 1999 to include Microsoft and on March 15, 2000 to include NetSol as a party to the Agreement;

         WHEREAS, in connection with BAI's acquisition of 1,111,111 shares of the Series A Stock, it desires to be entitled and subject to all of the rights and obligations of the Agreement pari passu with each of Boulder, Crest, Microsoft and NetSol;

         WHEREAS, the Company, Crest, Boulder and NetSol have determined and agreed that it would be in the strategic best interest of the Company to amend the Agreement to include BAI as a party to the Agreement.

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:


         1. The Agreement is hereby amended to include BAI as a party thereto as one of the Holders (as defined therein) for all purposes thereunder. As such, BAI shall have all of the rights and obligations under and pursuant to the Agreement in exactly the same manner and to the same extent as such rights and obligations are granted to each of Holders.


         2. The definition of Holders contained in Section 2 of the Agreement shall be deleted and restated in its entirety as follows:


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                  ""Holders" shall mean Crest, Boulder, Microsoft Corporation,
Network Solutions, Inc., Bell Atlantic, Inc., the Other Investors and any other person or entity that is a valid transferee of the rights granted hereunder pursuant to SECTION 1.7 hereof."

                  IN WITNESS WHEREOF, the undersigned individuals and the respective duly authorized officer or partner, as the case may be, of each of the parties hereto have executed this Amendment as of the day and year first hereinabove set forth.

                                    INTERLAND, INC.


                                    By: /s/ Ken Gavranovic
                                       -------------------------------------
                                    Name:      Ken Gavranovic
                                    Title:     President and Chief Executive
                                               Officer


                                    THE HOLDERS

                                    CREST COMMUNICATIONS
                                    PARTNERS L.P.


                                    By:  Crest Communications Holdings LLC
                                    Its:  Authorized Representative


                                    By: /s/ Gregg A. Mockenhaupt
                                       -------------------------------------
                                    Name:      Gregg A. Mockenhaupt
                                    Title:     Managing Director


                                    CREST ENTREPRENEURS FUND L.P.

                                    By:  Crest Communications Holdings LLC
                                    Its:  Authorized Representative


                                    By: /s/ Gregg A. Mockenhaupt
                                       -------------------------------------
                                    Name:      Gregg A. Mockenhaupt
                                    Title:     Managing Director


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                                    BOULDER VENTURES III, L.P.


                                    By: /s/ Andrew E. Jones
                                       -------------------------------------
                                    Name:      Andrew E. Jones
                                    Title:     Partner


                                    BANCBOSTON VENTURES INC.


                                    By: /s/ M. Scott McCormack
                                       -------------------------------------
                                    Name:      M. Scott McCormack
                                    Title:     Vice President


                                    PRIVATE EQUITY CO-INVEST LTD.

                                    By:      VBTC Management, Ltd.
                                    Its:     Sole Director


                                    By: /s/ Clive Munyard
                                       -------------------------------------
                                    Name:      Clive Munyard
                                    Title:     Executive Director


                                    BOULDER VENTURES III (ANNEX), L.P.


                                    By: /s/ Andrew E. Jones
                                       -------------------------------------
                                    Name:      Andrew E. Jones
                                    Title:     Partner


                                    MICROSOFT CORPORATION


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Its:
                                        ------------------------------------


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                                    NETWORK SOLUTIONS, INC.


                                    By: /s/ James P. Rutt
                                       -------------------------------------
                                    Name:   James P. Rutt
                                         -----------------------------------
                                    Its:  Chief Executive Officer
                                        ------------------------------------


                                    BELL ATLANTIC
                                    INVESTMENTS, INC.


                                    By:  /s/ Janet Garrity
                                       -------------------------------------
                                    Name:  Janet Garrity
                                    Its:  President and Treasurer